UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): Feb 6, 2019 (Feb 4, 2019)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	30-0868937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 N Saginaw Rd. Suite 117, Midland, MI	48640
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties.  Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning.  One can identify them by the fact that they do not relate strictly to historical or current facts.  These statements are likely to address our growth strategy, company plans, forecasted financial results and product and development programs.  One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements.  These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not.  No forward looking statement can be guaranteed and actual future results may vary materially. We do not assume any obligation to update any forward-looking statement.  As a result, investors should not place undue reliance on these forward-looking statements.

ITEM 5.02 Appointment of Principal Officers.

On February 4, 2019, the Board of Directors of HPIL HOLDING (the "Company") appointed Mr. David C. Langle as the Company's Chief Financial Officer, effective as of February 4, 2019.

Mr. Langle, age 68, is an accomplished financial and managerial professional with a broadly diversified background and over thirty-five years of experience in public and private accounting, consultant to various companies and in top management positions and directorships with major companies, primarily in public organizations. Mr. Langle, a former Florida certified public accountant since 1985, has an extensive history as CFO and in other senior management roles for various publicly and privately held companies in the technology, healthcare, manufacturing, and telecommunications industries. Mr. Langle currently also serves as Interim Chief Financial Officer for other U.S. public companies on the OTC PINK exchanges.

None of the entities described above is a parent, subsidiary or other affiliate of the Company.

Mr. Langle has no family relationships with any director or executive officer of the Company.

Mr. Langle replaces Mr. Nitin Amersey who has been acting as interim Chief Financial Officer since October 14 2017.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding
(Registrant)

	By:	/s/ Nitin Amersey
Date: Feb 6, 2019.		Nitin Amersey Chief Executive Officer

2